UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 21, 2020, Servotronics, Inc. (the “Company”) executed a promissory note (the “Note”) in the principal amount of $4,000,000 as part of the Paycheck Protection Program (the “PPP Loan”) administered by the Small Business Administration (the “SBA”) and authorized under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The PPP Loan is being made through Bank of America, NA (the “Lender”).

The term of the PPP Loan is two years. The annual interest rate is 1.00%. Payments of principal and interest on the PPP Loan will be deferred for the first six months of the loan term. Commencing one month after the expiration of the deferral period, the Company is required to pay the Lender equal monthly payments of principal and interest as required to fully amortize by the second anniversary of the effective date of the PPP Loan the principal amount outstanding on the PPP Loan as of the end of the deferral period. The Company may prepay the PPP Loan at any time without payment of any penalty or premium. The Note contains customary events of default for a loan of this type. The occurrence of an event of default may result in the Lender requiring the repayment of all amounts outstanding, collection of all amounts owing from the Company, or filing suit and obtaining judgment against the Company.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and the maintenance of its payroll levels. No assurance can be given that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The foregoing description of the PPP Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Note filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

10.1	Promissory Note dated as of April 21, 2020

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2020

Servotronics, Inc.

	By:	/s/Lisa F. Bencel, Chief Financial Officer
Lisa F. Bencel
Chief Financial Officer